Exhibit 99.1

Aytu BioScience Provides Fiscal Fourth Quarter and Fiscal Year 2016 Business Update

Live Conference Call and Webcast Today at 4:30 p.m. ET

ENGLEWOOD, Colo., Sept. 1, 2016 /PRNewswire/ -- Aytu BioScience, Inc. (OTCQX: AYTU), a specialty pharmaceutical company focused on global commercialization of novel products in the field of urology, provided today a review of its recent accomplishments and provided an overview of its business and growth strategy, as well as its operational and financial results for the fiscal year ended June 30, 2016. The company will host a live conference call and webcast today at 4:30 p.m. ET.

Fiscal 2016 Corporate Highlights:

•	Executed commercial-focused business strategy, acquiring two additional FDA-approved, revenue-generating urology products

•	Secured exclusive U.S. rights to Natesto®, the only FDA-approved nasally-administered testosterone product and only topically applied testosterone product without a black box safety warning

•	Acquired global rights to Primsol®, the only FDA-approved trimethoprim-only oral solution for treating urinary tract infections

•	Built and expanded the company's commercial infrastructure, including proven commercial leadership and a nationwide specialty sales force

•	Secured CE Marking and approval by Health Canada for MiOXSYS™, the company's novel, proprietary device for the rapid assessment of male infertility

•	Appointed three independent board directors and established the full spectrum of corporate governance policies and procedures in compliance with the listing requirements for both NYSE and NASDAQ

Fiscal 2016 Financial Highlights:

•	Grew annual revenues nearly ten-fold from $262,000 in fiscal 2015 to $2.6 million in fiscal 2016 (newly licensed Natesto is not included in either of these revenue numbers, as it was launched in July 2016)

•	Demonstrated consistent quarterly revenue growth, with sales of $469,000, $669,000, and $937,000 in fiscal quarters two, three, and four, respectively

•	Raised sufficient initial growth capital through convertible note and equity offerings to support the company's initial commercial infrastructure and three product launches

•	Ended fiscal 2016 with $8.1 million in cash and cash equivalents

•	Successfully upgraded Aytu stock from OTCQB to OTCQX

•	Entered into a $10.5 million stock purchase agreement with Lincoln Park Capital just after the start of fiscal 2017 to enable balance sheet strength and flexibility as the Company executes on the Natesto product launch

•	Executed a reverse stock split in June 2016 to support potential up-listing of Aytu stock to a national stock exchange

"2016 has been a period of remarkable growth for Aytu," stated Josh Disbrow, Chairman and Chief Executive Officer of Aytu BioScience, Inc. "During our first complete fiscal year since our merger in 2015, we've become a rapidly maturing, commercially driven specialty pharmaceutical company that has already achieved substantial revenue growth and built a portfolio of differentiated urology-focused commercial products.  With our most recent acquisition of Natesto, we achieved a critical mass of products and scaled our commercial organization to execute a successful launch of Natesto, which we expect to be the primary revenue driver for Aytu, while efficiently growing both ProstaScint and Primsol in the U.S.  We're already on a strong growth trajectory, and our objective is to continue growing revenue and driving toward profitability as efficiently as possible."

Securing the U.S. commercial rights to Natesto was a transformational event for Aytu.  It enabled the company to launch the product in late July 2016 and begin establishing it within the growing $2.4 billion U.S. testosterone replacement therapy (TRT) market.  Natesto is the only FDA-approved nasally-administered TRT product, and unlike the leading topical TRTs, it does not carry a black box safety warning due to the risk of unintended transference. Nor does Natesto require a lengthy and cumbersome application process.

Through the first four weeks of the launch of Natesto, Aytu has received a positive response for the product, with steady week over week prescription growth, based on IMS data. Weekly redemptions of Natesto co-pay coupons have already surpassed the previous 2016 weekly high levels registered under the previous marketer's co-pay program.  Additionally, the Company's Assure Rx program is operational in nearly all sales territories across the U.S. with confirmed prescriptions across multiple partner pharmacies.  The Company has already booked additional demand-driven factory sales through its wholesale channels, which were pre-stocked prior to Aytu's Natesto launch – another positive indicator for the initial launch of this product.

While Natesto is the lead product in terms of sales force prioritization, the Company remains committed to continuing to build revenue for ProstaScint and Primsol, and will continue to market these products to urologists through existing sales channels and partnerships.  In fiscal 2016, Aytu established partnerships for both of these products.  In March, Aytu partnered with Hybridyne Imaging Technologies to potentially expand the utility and application of ProstaScint for detecting prostate cancer by using it with Hybridyne's minimally invasive camera.  Hybridyne has initiated enrollment and patient dosing in an open-label prostate cancer study.  Also in March, Aytu signed a strategic co-promotion agreement with Allegis Pharmaceuticals, which is focused on marketing Primsol for the pediatric indication of acute otitis media.

Aytu also continues to develop MiOXSYS, its proprietary diagnostic device for male infertility that offers rapid and convenient oxidative stress testing in semen, and it has generated a robust and growing body of clinical data supporting this product.  In fiscal 2016, Aytu successfully obtained CE Marking as well as Health Canada approval for MiOXSYS and has begun to recognize ex-U.S. sales with a small commercial footprint.  In July, Aytu's academic and clinical collaborators presented three posters demonstrating the potential of MiOXSYS to be used as an aid in the diagnosis of infertility in men at the European Society of Human Reproduction and Embryology annual meeting.  Aytu also published clinical findings in the high-profile, peer-reviewed medical journal Fertility and Sterility, and MiOXSYS was featured with a dedicated chapter in a major andrology textbook.  The company expects to gain potential FDA clearance for MiOXSYS under the 510(k) de novo process and is currently finalizing a study protocol in conjunction with the Agency.  Aytu expects to begin a formal FDA clinical study by the end of calendar year 2016.

Financial Highlights

Net revenue for fiscal 2016 was $2.6 million, which was related to sales of ProstaScint and Primsol, ex-U.S. sales of MiOXSYS, and licensing revenue from Zertane.  Net revenue in fiscal 2015 was $262,000, which consisted primarily of initial sales of ProstaScint.  Revenues are expected to grow substantially in fiscal 2017 with the launch of Natesto and continued marketing of ProstaScint and Primsol.

Cash and cash equivalents were $8.1 million as of June 30, 2016.  In July 2016, Aytu entered into a $10.5 million stock purchase agreement with Lincoln Park Capital, expected to provide additional balance sheet strength and flexibility to support the company's rapidly progressing commercial activities. Based on current operational plans and assumptions, Aytu believes it has adequate financial resources to continue operations into the second quarter of fiscal 2017 and believes that it will be able to raise additional funding to support its growth.  In conjunction with a potential uplisting of the Company's stock to a national exchange, the Company intends to raise additional capital, with the expectation of extending operational and growth capital through fiscal 2017 and into fiscal 2018.

Aytu executed a 12:1 reverse stock split in June 2016, which was approved by Aytu shareholders in support of the company's plans to uplist to a national stock exchange.

Conference Call Information:
The live conference call and webcast will begin today at 4:30 p.m. Eastern Time.  Interested participants and investors may access the conference call by dialing either:

•	1 (855) 656-0926 (U.S.)

•	1 (412) 542-4198 (international)

The webcast will be accessible live and archived on Aytu's website, http://aytubio.com, for 90 days.

A replay of the call will be available for seven days. Access the replay by calling 1 (877) 344-7529 (U.S.) or 1 (412) 317-0088 (international) and using the replay access code 10091951.

About Aytu BioScience, Inc.
Aytu BioScience is a commercial-stage specialty pharmaceutical company focused on global commercialization of novel products in the field of urology. The Company currently markets three products: Natesto®, the first and only FDA-approved nasal formulation of testosterone for men with hypogonadism (low testosterone, or "Low T"), ProstaScint® (capromab pendetide), the only FDA-approved imaging agent specific to prostate specific membrane antigen (PSMA) for prostate cancer detection and staging, and Primsol® (trimethoprim hydrochloride), the only FDA-approved trimethoprim-only oral solution for urinary tract infections. Additionally, Aytu is developing MiOXSYS™, a novel, rapid semen analysis system with the potential to become a standard of care for the diagnosis and management of male infertility caused by oxidative stress. MiOXSYS is commercialized outside the U.S. where it is a CE Marked, Health Canada cleared product, and Aytu is conducting U.S.-based clinical trials in pursuit of 510k de novo medical device clearance by the FDA. Aytu's strategy is to continue building its portfolio of revenue-generating urology products, leveraging its focused commercial team and expertise to build leading brands within well-established markets. For more information, visit aytubio.com.

For Investors & Media:
Tiberend Strategic Advisors, Inc.
Joshua Drumm, Ph.D.: jdrumm@tiberend.com; (212) 375-2664
Janine McCargo: jmccargo@tiberend.com; (646) 604-5150

Forward Looking Statement
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this press release, including statements regarding our anticipated future clinical and regulatory events, future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. Forward looking statements are generally written in the future tense and/or are preceded by words such as "may," "will," "should," "forecast," "could," "expect," "suggest," "believe," "estimate," "continue," "anticipate," "intend," "plan," or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: the unpredictability of the size of the markets for, and market acceptance of, any of our products and product candidates; the potential future commercialization of our approved products and product candidates; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; the ability to meet ongoing conditions of the Lincoln Park Capital agreement in order to access the financing under the agreement; the ability to have Aytu common stock listed on a national securities exchange; the anticipated start dates, durations and completion dates, as well as the potential future results, of our ongoing and future clinical trials; the anticipated designs of our future clinical trials; anticipated future regulatory submissions and events; risks relating to gaining market acceptance of our products; obtaining reimbursement by third-party payors; our anticipated future cash position; and future events under our current and potential future collaborations. We also refer you to the risks described in "Risk Factors" in Part I, Item 1A of Aytu BioScience, Inc.'s Annual Report on Form 10-K and in the other reports and documents we file with the Securities and Exchange Commission from time to time.

AYTU BIOSCIENCE, INC.

Balance Sheet

	June 30,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$8,054,190	$7,353,061
Accounts receivable, net	162,427	157,058
Inventory, net	524,707	39,442
Prepaid expenses and other	215,558	370,888
Prepaid research and development - related party	121,983	121,983
Investment in Acerus	1,041,362	-
Total current assets	10,120,227	8,042,432

Fixed assets, net	231,430	29,706
Developed technology, net	1,159,736	780,125
Customer contracts, net	1,353,375	711,000
Trade names, net	194,472	79,000
Natesto asset	10,549,797	-
Goodwill	221,000	74,000
In-process research and development	-	7,500,000
Patents, net	296,611	628,776
Long-term portion of prepaid research and development - related party	213,471	335,454
Deposits	2,888	4,886
Total long-term assets	14,222,780	10,142,947
Total assets	$24,343,007	$18,185,379

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and accrued liabilities	$3,519,711	$1,195,368
Natesto payable	5,379,675	-
Accrued compensation	1,200,930	196,503
Deferred revenue	-	85,714
Deferred rent	4,109	-
Total current liabilities	10,104,425	1,477,585

Contingent consideration	3,869,122	664,000
Long-term deferred revenue	-	425,893
Deferred rent	8,215	1,449
Warrant derivative liability	275,992	-
Total liabilities	14,257,754	2,568,927

Commitments and contingencies
Stockholders' equity
Preferred Stock, par value $.0001; 50,000,000 shares authorized; none issued	-	-
Common Stock, par value $.0001; 100,000,000 shares authorized; shares issued and outstanding 3,741,944 in 2016 and 1,188,307 in 2015	374	119
Additional paid-in capital	56,646,304	38,997,674
Ampio stock subscription	-	(5,000,000)
Accumulated deficit	(46,561,425)	(18,381,341)
Total stockholders' equity	10,085,253	15,616,452
Total liabilities and stockholders' equity	$24,343,007	$18,185,379

AYTU BIOSCIENCE INC.

Statement of Operations

	Three Months Ended June 30,		Year Ended June 30,
	2016	2015	2016	2015
Product and service revenue	$489,984	$160,608	$2,050,838	$176,068
License revenue	447,321	21,428	511,607	85,714
Total revenue	937,305	182,036	2,562,445	261,782

Operating expenses
Cost of sales	334,854	88,109	957,076	88,109
Research and development	2,819,763	801,236	6,127,772	3,219,361
Research and development - related party	47,997	47,998	191,991	203,992
Sales, general and administrative	3,101,554	1,292,472	8,517,592	3,980,974
Sales, general and administrative - related party	53,024	66,000	307,704	311,004
Impairment of intangible assets	7,500,000	-	7,500,000	-
Amortization of intangible assets	380,074	37,571	664,707	90,662
Total operating expenses	14,237,266	2,333,386	24,266,842	7,894,102

Loss from operations	(13,299,961)	(2,151,350)	(21,704,397)	(7,632,320)

Other (expense)
Interest (expense)	(1,063,351)	(4,094)	(5,491,486)	(114,994)
Unrealized loss on investment	(971,629)	-	(971,629)	-
Derivative income (expense)	37,483	-	(12,572)	-
Total other (expense)	(1,997,497)	(4,094)	(6,475,687)	(114,994)

Net loss, before income tax	(15,297,458)	(2,155,444)	(28,180,084)	(7,747,314)
Deferred income tax benefit	-	-	-	23,910
Net loss	$(15,297,458)	$(2,155,444)	$(28,180,084)	$(7,723,404)

Weighted average number of Aytu common shares outstanding	3,002,980	665,768	1,741,137	767,326

Basic and diluted Aytu net loss per common share	$(5.09)	$(3.24)	$(16.18)	$(10.07)

AYTU BIOSCIENCE INC.

Statement of Cash Flows

	Year Ended June 30,
	2016	2015
Cash flows from operating activities
Net loss	$(28,180,084)	$(7,723,404)
Stock-based compensation expense	902,946	1,017,938
Depreciation, amortization and accretion	874,789	118,202
Asset impairment	7,500,000	-
Amortization of debt issuance costs	182,759	-
Amortization of beneficial conversion feature	4,943,073	-
Noncash interest expense	221,024	-
Derivative expense	12,572	-
Amortization of prepaid research and development - related party	121,983	121,984
Unrecognized loss on investment	971,629	-
Deferred taxes	-	(23,910)
Adjustments to reconcile net loss to net cash used in operating activities:
(Increase) in accounts receivable	(5,369)	(157,058)
(Increase) in inventory	(485,265)	(39,442)
Decrease in prepaid expenses and other	155,330	150,434
(Increase) in prepaid research and development - related party	-	(150,000)
Increase in accounts payable and accrued liabilities	1,623,469	547,314
Increase in accrued compensation	1,004,427	196,503
(Decrease) in payable to Ampio	-	(607,061)
Increase in deferred rent	10,875	-
(Decrease) in deferred revenue	(511,607)	(85,714)

Net cash used in operating activities	(10,657,449)	(6,634,214)

Cash flows used in investing activities
Deposits	1,998	(4,886)
Purchases of fixed assets	(252,932)	-
Purchase of ProstaScint Business	-	(1,000,000)
Purchase of Primsol asset	(1,040,000)
Purchase of Natesto license	(2,000,000)
Investment in Acerus	(2,012,991)
Net cash used in investing activities	(5,303,925)	(1,004,886)

Cash flows from financing activities
Proceeds from convertible note from Ampio converted to stock	-	7,400,000
Proceeds from convertible promissory notes, net	5,175,000	-
Debt issuance costs	(298,322)	-
Costs related to the conversion of the convertible promissory notes to equity	(29,754)	-
Ampio stock subscription payment	5,000,000	5,000,000
Luoxis option payout pursuant to the merger	-	(27,476)
Liabilities paid out pursuant to the merger	-	(20,013)
Sale of stock subscription	200,000	-
Proceeds from issuance of equity financing	7,520,493	-
Issuance costs related to equity financing	(904,914)	-
Net cash provided by financing activities	16,662,503	12,352,511

Net change in cash and cash equivalents	701,129	4,713,411
Cash and cash equivalents at beginning of period	7,353,061	2,639,650
Cash and cash equivalents at end of period	$8,054,190	$7,353,061

Non-cash transactions:
Ampio stock subscription	$-	$5,000,000
Ampio unpaid debt converted to stock, received prior to 2015	$-	$4,600,000
Contingent consideration related to the ProstaScint purchase	$-	$664,000
Warrant derivative liability related to the issuance of the convertible promissory notes	$102,931	$-
Primsol asset purchase included in primsol payable, $1,250,000 less future accretion of $173,000	$1,077,000	$-
Conversion of convertible promissory notes and interest of $221,000 to common stock	$5,396,024	$-
Natesto asset purchase included in Natesto payable, $6,000,000 less future accretion of $620,325	$5,379,675	$-
Warrant derivative liability related to the issuance of the registered offering placement agent warrants	$297,317	$-
Reclassification of liability based warrants to equity presentation related to the convertible promissory notes	$136,828	$-
Beneficial conversion feature related to convertible promissory notes	$4,943,073	$-
Debt issuance costs related to notes that converted to equity	$(218,494)	$-